Marvin & Palmer Large Cap Growth Fund

(Ticker Symbol: MPAUX)

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated July 2, 2007

to Prospectus dated March 1, 2007

THE EFFECTIVE DATE OF THE CHANGES DESCRIBED BELOW IS JULY 2, 2007.

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The wire instructions under the heading titled “SHAREHOLDER INFORMATION – Purchase of Fund Shares – Initial Investment By Wire” on page 10 of the Prospectus are deleted and replaced with the following:

PNC Bank, NA

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account # 8611728355

F/B/O Marvin & Palmer Large Cap Growth Fund
Ref.	(Account Registration)
(Fund and Account Number)

Insert the following as a separate paragraph under the heading titled “SHAREHOLDER INFORMATION – Purchase of Fund Shares” immediately after “Additional Investments” on page 10 of the Prospectus:

Purchases in Kind. In certain circumstances, shares of the Fund may be purchased "in-kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in the Fund’s Prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Fund’s Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Please retain this Supplement for future reference.